SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               CROMPTON & KNOWLES CORPORATION
                                                 (Registrant)



May 13, 1996            By:/s/ Charles J. Marsden
                                 Charles J. Marsden
                                 Vice President-Finance
                                 and Chief Financial Officer




May 13, 1996            By:/s/ John T. Ferguson, II
                           John T. Ferguson, II
                           General Counsel and Secretary





                               -15-